UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38435	82-3620361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 par value	HPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of the Security Holders.

At the Company's annual meeting of shareholders held on April 28, 2020, the results of the balloting were as follows:

1.Election of directors to our Board of Directors to hold office until the annual meeting of shareholders to be held in the year 2021 and thereafter until their successors are duly elected and qualified.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark S. Berg	169,122,154	3,930,584	14,012,027
Scott A. Gieselman	166,440,832	6,611,906	14,012,027
Craig S. Glick	166,375,869	6,676,869	14,012,027
Lori A. Lancaster	168,762,170	4,290,568	14,012,027
Jim W. Mogg	168,155,837	4,896,901	14,012,027
Edmund P. Segner, III	169,358,433	3,694,305	14,012,027
Randy I. Stein	168,349,166	4,703,572	14,012,027
R. Scot Woodall	168,937,317	4,115,421	14,012,027

2.Proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers ("say-on-pay").

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
166,733,229	5,862,174	457,335	14,012,027

3.Ratification of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

Votes For	Votes Against	Votes Abstaining
186,442,440	317,720	304,605

4.Proposal to amend the HighPoint Resources Corporation 2012 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
169,116,094	3,559,130	313,270	14,012,027

5.Proposal to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, at a reverse stock split ratio ranging between 1-for-10 and 1-for-100, and a proportionate reduction in the number of authorized shares of our common stock, with an exact ratio as may be determined by our Board in its sole discretion at a later date.

Votes For	Votes Against	Votes Abstaining
185,526,024	1,225,471	313,270

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 28, 2020	HIGHPOINT RESOURCES CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).